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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: February 28, 1997
               Date of earliest event reported: February 14, 1997





                         CHADMOORE WIRELESS GROUP, INC.
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             (Exact name of registrant as specified in its charter)




          Colorado                     0-20999                  84-1058165
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)



  4720 Polaris Street, Las Vegas, Nevada                              89103
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 (Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:       (702) 891-5255
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements

                  None.

         (b)      Exhibits

Exhibit Number and Brief Description
------------------------------------
2.1      Agreement and Plan of Reorganization dated February 2, 1995, by and between Registrant (f/k/a CapVest Internationale, Ltd.) and Chadmoore
         Communications, Inc.(1)
2.2      Addendum to the Agreement and Plan of Reorganization, dated February
         21, 1995, by and between Registrant (f/k/a CapVest Internationale,
         Ltd.) and Chadmoore Communications, Inc.(1)
2.3      Addendum No. 2 to the Agreement and Plan of Reorganization, dated March
         31, 1995, by and between Registrant (f/k/a CapVest Internationale,
         Ltd.) and Chadmoore Communications, Inc.(1)
4.1      Form of Warrant Certificate, together with the Terms of Warrants(2)
4.2      Registration Rights Agreement(3)
4.3      Certificate of Designation of Rights and Preferences of Series A
         Convertible Preferred Stock of Registrant(4)
17.1     Resignation of David J. Chadwick dated April 30, 1996(5)
99.1     Item 9, subparagraph (a), of Registrant's Current Report on Form 8-K filed on December 31, 1996, is incorporated by reference
99.2     Item 5 of Registrant's Current Report on Form 8-K filed on July 11,
         1996, is incorporated by reference
99.3     Item 9, subparagraph (b), of Registrant's Current Report on Form 8-K filed on January 13, 1997, is incorporated by reference

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(1) Incorporated by reference to Exhibit 1 in Registrant's Form 8-K, under Item
    2, date of earliest event reported - February 21, 1995
(2) Incorporated by reference to Exhibit 4.1 to Registrant's Form 10-KSB for the year ended December 31, 1995
(3) Incorporated by reference to Exhibit 4.2 to Registrant's Form 10-KSB for the year ended December 31, 1995
(4) Incorporated by reference to Exhibit 3.4 to Registrant's Form 10-KSB for the year ended December 31, 1995
(5) Incorporated by reference to Exhibit 17.1 in Registrant's Form 8-K, under
    Item 6, date of earliest event reported - April 30, 1996





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ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         The following information is provided pursuant to the Securities and Exchange Commission ("SEC") Division of Corporation Finance's interpretation of the new disclosure requirements set forth in SEC Release No. 34-37801 (the "Release"), which was adopted on October 10, 1996, published in the Federal Register on October 18, 1996, and effective on November 18, 1996. Since February 14, 1997, the Registrant issued shares of its common stock pursuant to Regulation S upon conversion of debentures and notes described below.

         (a) On September 9, 1996, Registrant concluded a sale to one purchaser made in accordance with Regulation S ("Regulation S") of the Securities Act of 1933, as amended. Registrant sold $3,000,000, in aggregate principal amount, of 8% Convertible Debentures due September 6, 1998 (the "Debenture(s)"), through a Distributor, World Capital Funding, Inc. The offering, the terms of the Debenture(s) and the terms of conversion are described in Registrant's Current Report on Form 8-K filed with the SEC on December 31, 1996. Item 9, subparagraph (a) of the Current Report filed December 31, 1996, is incorporated by reference herein.

                  On February 14, 1997, the Debentureholder converted $500,000 in principal amount, plus accrued interest, at the conversion rate of $0.69491 per share and was issued 719,518 and 25,390 shares of the Registrant's common stock for principal and interest, respectively.

         (b) On July 5, 1996, Registrant concluded a private placement conducted in accordance with Regulation S ("Regulation S") of the Securities Act of 1933, as amended. Registrant sold $5,000,000, in aggregate principal amount, of 8% Convertible Notes due June 5, 1999 (the "Note(s)"), through a Distributor, First Bermuda Securities Limited. The offering is described in Registrant's Current Report on Form 8-K filed with the SEC on July 11, 1996 (the "Report"). Item 5 of the Current Report filed July 11, 1996, is incorporated by reference herein. The terms of the Note(s) and the terms of conversion are described in Registrant's Current Report on Form 8-K filed with the SEC on January 13, 1997. Item 9, subparagraph (b) of the Current Report filed January 13, 1997, is incorporated by reference herein.

                  On February 20, 1997, the Noteholder converted $200,000 in principal amount, plus accrued interest, at the conversion rate of $0.7787 per share and was issued 256,838 and 14,840 shares of the Registrant's common stock for principal and interest, respectively.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         CHADMOORE WIRELESS GROUP, INC.


                                         By:  /s/ Robert W. Moore
                                              ----------------------------------
                                              Robert W. Moore, President


Date:  February 28, 1997





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